                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004





                                    FORM 8-K




                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 14, 1997




                          Commission file number 1-977
                                                 -----

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)



       PENNSYLVANIA                                   25-0877540
       ------------                                   ----------
(State or other jurisdiction                       (I.R.S. Employer
     of incorporation)                           Identification Number)


 Westinghouse Building, 11 Stanwix Street, Pittsburgh, Pennsylvania 15222-1384
------------------------------------------------------------------------------
               (Address of principal executive offices; zip code)




                                 (412) 244-2000
                                 --------------
               (Registrant's Telephone No., including area code)

Item 5.  Other Events
         ------------

         On November 14, 1997, the Registrant issued a press release concerning earnings for the quarter and nine months ended September 30, 1997. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety. Due to the sale of Thermo King and the pending separation of its industrial businesses, the Registrant has placed these businesses in Discontinued Operations and restated its financial results accordingly. In connection with this action, the income statement for the Registrant has been restated for the quarter and nine months ended September 30, 1997 and 1996. A copy of the restated condensed consolidated statement of income for these time periods is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety. Also in connection with this action, the Registrant has restated segment results for the quarter and nine months ended September 30, 1997 and 1996 to allow comparisons between the segments. A copy of the restated segment financial results for these periods is attached hereto as Exhibit 99.3 and is incorporated herein in its entirety. Also in connection with this action, special items included in results of operations for the quarter and nine months ended September 30, 1996 have been restated. Special items for these periods have been attached hereto as Exhibit 99.4 and have been incorporated herein in their entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         Exhibit No.

           99.1 Press Release concerning earnings of the Registrant for the quarter and nine months ended September 30, 1997 is filed as
                  Exhibit 99.1 to this Report.

           99.2 Condensed Consolidated Statement of Income for the quarter and nine months ended September 30, 1997 and 1996 is filed as
                  Exhibit 99.2 to this Report.

           99.3 Segment Results for the quarter and nine months ended September 30, 1997 and 1996 is filed as Exhibit 99.3 to this Report.

           99.4 Special items included in results of operations for the quarter and nine months ended September 30, 1996 is filed as
                  Exhibit 99.4 to this Report.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WESTINGHOUSE ELECTRIC CORPORATION
                                        (Registrant)


                                    By: /s/ Carol V. Savage
                                        ------------------------
                                        Carol V. Savage
                                        Vice President and
                                        Chief Accounting Officer


Date:  November 14, 1997

                                 EXHIBIT INDEX





Exhibit No.         Description                            Sequential Page No.
-----------         -----------                            -------------------

 99.1               Press Release


 99.2 Condensed Consolidated Statement of Income for the quarter and nine months ended September 30, 1997 and 1996.

 99.3 Segment Results for the quarter and nine months ended September 30, 1997 and 1996.

 99.4 Special items included in results of operations for the quarter and nine months ended September 30, 1996.